Portfolio Manager's Letter
FIRST INVESTORS GOVERNMENT FUND, INC.

Dear Investor:
1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

During 1995 First Investors Government Fund returned 15.0% on a net asset value basis on Class A shares and 13.9% on Class B shares (first offered for sale on January 12, 1995). The large decline in long-term interest rates during 1995 provided investors with substantial capital appreciation in addition to dividends from net investment income of 72 cents per Class A share and 64.1 cents per Class B share.

At the beginning of 1995, the Fund was positioned for an increase in interest rates. Instead, slowing economic growth and declining inflation expectations caused yields to decline. The Fund's high coupon mortgage-backed bonds underperformed Treasury bonds as homeowners refinanced -- or prepaid -- outstanding mortgages. As the bond market's rally continued, the Fund shifted assets from relatively high coupon GNMA mortgage-backed bonds to lower coupon GNMA mortgage-backed bonds as well as Treasury securities. By mid-year, the Fund's mortgage-backed investments had been reduced from 83% of assets to 65% while Treasury bond holdings had increased from 17% to 35%. In addition, the Fund shifted its Treasury holdings from short-term bills to notes with an average maturity of approximately nine years. This strategy decreased the Fund's exposure to prepayment risk and increased its average maturity which enabled it to more fully participate in the bond market's rally during the second half of the year.

As 1995 ended, the bond market appeared to be entering a period of consolidation. After underperforming Treasuries throughout the year, current coupon mortgage-backed bonds appeared attractive, offering as much as 125 basis points (1.25%) more yield than comparable Treasury notes. Thus, the Fund began to reallocate assets from the Treasury sector back to mortgage-backed bonds. At year-end, the Government Fund held 82% of its assets in GNMA mortgage-backed bonds, 17% in 10 year Treasury notes, and 1% in cash or cash equivalents.

Looking forward, the outlook for the bond market over the next six months appears positive. Economic growth is slowing from already moderate levels, inflationary pressures are not apparent, and Congress and the President may yet agree to balance the Federal budget. Against this backdrop, the Federal Reserve is likely to continue to lower short-term interest rates which should prolong the bond market's rally.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

Clark D. Wagner
Portfolio Manager

January 31, 1996



Cumulative Performance Information
FIRST INVESTORS GOVERNMENT FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Government Fund, Inc. (Class A shares) and the Salomon
Brothers Mortgage Index and the Salomon Brothers Government Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart]
The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

               FIRST INVESTORS     SALOMON          SALOMON
                 GOVERNMENT        MORTGAGE         GOVERNMENT
JAN 1986          $ 9,375           $10,000           $10,000
DEC 1986           10,458            11,344            11,574
DEC 1987           10,404            11,805            11,799
DEC 1988           11,247            12,843            12,632
DEC 1989           12,622            14,790            14,448
DEC 1990           13,793            16,401            15,693
DEC 1991           15,911            18,968            18,093
DEC 1992           16,907            20,366            19,396
DEC 1993           17,581            21,800            21,467
DEC 1994           17,014            21,488            20,744
DEC 1995           19,563            25,091            24,560

**BOXED INFORMATION INSIDE GRAPH

                        Average Annual Total Return*
                        N.A.V. Only    S.E.C. Standardized
Class A shares
  One Year                15.0%             7.8%
  Five Years               7.2%             5.9%
  Ten Years                7.6%             6.9%
  S.E.C. 30-Day Yield               5.8%
Class B shares
  Since Inception         13.9%             9.4%
  S.E.C. 30-Day Yield               5.5%


The graph compares a $10,000 investment made in the First
Investors Government Fund, Inc. (Class A shares) on 1/1/86 with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown above based on differences in sales loads and fees paid by shareholders investing in the different classes.

The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project loans. The Salomon Brothers Government Index is a market capitalization-weighted index that consists of the traditional agencies such as FNMA and FHLMC, and the newer agency issuers, such as the Financing Corp. and the Government Trust Certificate bonds. The Indices maintain high standards of pricing reliability. Every issue is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with sufficient amounts outstanding.

*Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 and 12/29/89, the maximum sales charges were 6.9% and 7.25%, respectively). Some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A shares "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been 7.6%, 5.6% and 6.7%, respectively and the S.E.C. 30-Day Yield for December 1995 would have been 5.6%. The returns for Class B shares (first offered for sale on 1/12/95) are for the period 1/12/95 through 12/31/95. The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS GOVERNMENT FUND, INC.
December 31, 1995

---------------------------------------------------------------------------
Principal
Amount      Security                                                  Value
---------------------------------------------------------------------------
            MORTGAGE-BACKED CERTIFICATES--81.7%
            Government National Mortgage Association I
 $47,334 M  7%, 10/15/2022-9/15/2025                           $ 47,888,908
  53,298 M  7 1/2%, 9/15/2021-10/15/2025                         54,830,729
  16,459 M  8%, 6/15/2022-9/15/2023                              17,150,542
  10,643 M  8 1/2%, 4/15/2016-6/15/2017                          11,261,371
  43,944 M  9%, 1/15/2016-3/15/2021                              47,008,135
---------------------------------------------------------------------------
Total Value of Mortgage-Backed Certificates (cost$174,086,542)  178,139,685
---------------------------------------------------------------------------
            UNITED STATES TREASURY BONDS--17.4%
  15,300 M  10 3/4%, 8/15/2005                                   21,030,328
  11,000 M  12%, 8/15/2013                                       16,955,469
---------------------------------------------------------------------------
Total Value of United States Treasury Bonds (cost $36,677,922)   37,985,797
---------------------------------------------------------------------------
            Short-Term Corporate Notes--.1%
     100 M  Appalachian Power Co., 6%, 1/2/1996 (cost $99,983)       99,983
---------------------------------------------------------------------------
Total Value of Investments (cost $210,864,447)  99.2%           216,225,465
Other Assets, Less Liabilities                    .8              1,762,412
---------------------------------------------------------------------------
Net Assets                                     100.0%          $217,987,877
===========================================================================

                 See notes to financial statements

Statement of Assets and Liabilities
FIRST INVESTORS GOVERNMENT FUND, INC.
December 31, 1995

-----------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $210,864,447) (Note 1A)                         $216,225,465
Cash                                                                                                      780,312
Receivables:
  Interest                                                                         $   2,241,989
  Capital shares sold                                                                     88,219        2,330,208
                                                                                   -------------
Other assets                                                                                               27,482
                                                                                                     ------------
Total Assets                                                                                          219,363,467
Liabilities
Payables:
  Investment securities purchased                                                        717,445
  Dividend payable January 20, 1996                                                      208,252
  Capital shares redeemed                                                                178,649
Accrued expenses                                                                         135,811
Accrued advisory fee                                                                     135,433
                                                                                   -------------
Total Liabilities                                                                                       1,375,590
                                                                                                     ------------
Net Assets (Note 4):
  Class A (19,188,491 shares outstanding)                                            217,089,451
  Class B (79,446 shares outstanding)                                                    898,426     $217,987,877
                                                                                   -------------     ------------
Net Assets Consist of:
Capital paid in                                                                                      $234,220,283
Accumulated net realized loss on investment transactions                                              (21,593,424)
Net unrealized appreciation in value of investments                                                     5,361,018
                                                                                                     ------------
Total                                                                                                $217,987,877
                                                                                                     ------------
                                                                                                     ------------
Net asset value and redemption price per share--Class A                                                    $11.31
                                                                                                     ------------
                                                                                                     ------------
Maximum offering price per share--Class A ($11.31/.9375)*                                                  $12.06
                                                                                                     ------------
                                                                                                     ------------
Net asset value and offering price per share--Class B                                                      $11.31
                                                                                                    ==============

* On purchases of $25,000 or more, the sales charge is reduced.

                 See notes to financial statements

Statement of Operations
FIRST INVESTORS GOVERNMENT FUND, INC.
Year Ended December 31, 1995

-----------------------------------------------------------------------------------------------------------------
Interest income                                                                                       $17,273,314
Expenses (Notes 1 and 3):
  Advisory fee                                                                       $ 2,144,097
  Distribution plan expenses--Class A                                                    656,340
  Distribution plan expenses--Class B                                                      4,338
  Shareholder servicing costs                                                            506,683
  Custodian fees                                                                          26,711
  Reports and notices to shareholders                                                     69,249
  Professional fees                                                                       42,369
  Other expenses                                                                          79,367
                                                                                   -------------
Total expenses                                                                         3,529,154
  Less: Portion of advisory fee waived                                                  (500,000)
    Custodian fees paid indirectly                                                        (3,274)
                                                                                   -------------
Net expenses                                                                                            3,025,880
                                                                                                     ------------
Net investment income                                                                                  14,247,434
Realized and Unrealized Gain on Investments (Note 2):
Net realized gain on investments                                                       3,588,431
Net unrealized appreciation of investments                                            12,889,600
                                                                                   -------------
Net gain on investments                                                                                16,478,031
                                                                                                     ------------
Net Increase in Net Assets Resulting from Operations                                                  $30,725,465
                                                                                                     ============


                 See notes to financial statements

Statement of Changes in Net Assets
FIRST INVESTORS GOVERNMENT FUND, INC.

-----------------------------------------------------------------------------------------------------------------
Year Ended December 31                                                                 1995                  1994
-----------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets from Operations
      Net investment income                                                  $   14,247,434        $   15,514,626
      Net realized gain (loss) on investments                                     3,588,431           (20,964,402)
      Net unrealized appreciation (depreciation) of investments                  12,889,600            (3,213,275)
                                                                             --------------        --------------
        Net increase (decrease) in net assets resulting from operations          30,725,465            (8,663,051)
                                                                             --------------        --------------
    Dividends to Shareholders from:
      Net investment income--Class A                                            (14,373,435)          (15,227,729)
      Net investment income--Class B                                                (25,685)                   --
                                                                             --------------        --------------
        Total dividends                                                         (14,399,120)          (15,227,729)
                                                                             --------------        --------------
    Capital Share Transactions (a)
      Class A:
        Proceeds from shares sold                                                11,009,028            13,055,386
        Value of dividends reinvested                                            11,800,037            12,577,537
        Cost of shares redeeme                                                  (41,080,675)          (70,979,348)
                                                                             --------------        --------------
                                                                                (18,271,610)          (45,346,425)
                                                                             --------------        --------------
      Class B:
        Proceeds from shares sold                                                   893,299                    --
        Value of dividends reinvested                                                23,146                    --
        Cost of shares redeemed                                                     (44,249)                   --
                                                                             --------------        --------------
                                                                                    872,196                    --
                                                                             --------------        --------------
        Net decrease from capital share transactions                            (17,399,414)          (45,346,425)
                                                                             --------------        --------------
          Net decrease in net assets                                             (1,073,069)          (69,237,205)
    Net Assets
        Beginning of year                                                       219,060,946           288,298,151
                                                                             --------------        --------------
        End of year (including undistributed net investment income
          of $0 and $318,248, respectively)                                 $  $217,987,877        $  219,060,946
                                                                             --------------        --------------

      Class A:
        Sold                                                                      1,008,037             1,192,645
        Issued for dividends reinvested                                           1,073,060             1,159,051
        Redeemed                                                                 (3,752,419)           (6,453,882)
                                                                             --------------        --------------
          Net decrease in Class A shares outstanding                             (1,671,322)           (4,102,186)
                                                                             ==============        ==============

      Class B:
        Sold                                                                         81,380                    --
        Issued for dividends reinvested                                               2,080                    --
        Redeemed                                                                     (4,014)                   --
                                                                             --------------        --------------
          Net increase in Class B shares outstanding                                 79,446                    --
                                                                             ==============        ==============

See notes to financial statements


Notes to Financial Statements
FIRST INVESTORS GOVERNMENT FUND, INC.

1. Significant Accounting Policies--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund's objective is to achieve a significant level of current income which is consistent with security and liquidity of principal.

A. Security Valuation--U.S. Government obligations are traded primarily in the over-the-counter markets. Such securities are valued at the mean between the last bid and asked prices as furnished by dealers who make a market in such securities. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, federal income taxes. At December 31, 1995, the Fund had a capital loss carryover of $21,519,052 expiring in the year 2002.

C. Distributions to Shareholders--Dividends to shareholders from net investment income are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, capital loss carryforwards and post October losses.

D. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. The Fund's Custodian has provided credits in the amount of $3,274 against custodian charges based on the uninvested cash balances of the Fund.

2. Securities Transactions--For the year ended December 31, 1995, purchases and sales (including pay-downs) of securities other than short-term U.S. Government obligations and corporate notes, aggregated $357,178,669 and $338,678,690, respectively.

At December 31, 1995, the cost of investments for federal income tax purposes was $210,864,447. Accumulated net unrealized appreciation on investments was $5,361,018 consisting of $5,536,570 gross unrealized appreciation and $175,552 gross unrealized depreciation.

3. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc.("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Since July 1987, FIMCO has voluntarily waived .25% of the fee on the first $200 million of the Fund's average daily net assets. For the year ended December 31, 1995, this reduction amounted to $500,000.

Pursuant to certain state regulations, FIMCO has agreed to reimburse the Fund if and to the extent that the Fund's aggregate operating expenses, including the advisory fee but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed any limitation on expenses applicable to the Fund in those states (unless waivers of such limitations have been obtained). The amount of any such reimbursement is limited to the yearly advisory fee. For the year ended December 31, 1995, no reimbursement was required pursuant to these provisions.

For the year ended December 31, 1995, FIC, as underwriter, received $400,138 in commissions after allowing $10,179 to other dealers.
Shareholder servicing costs included $285,432 in transfer agent fees paid to ADM, and $136,873 in custodian fees paid to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund.

4. Capital--The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 1,000,000,000 shares originally authorized, the Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B.




Financial Highlights
FIRST INVESTORS GOVERNMENT FUND, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
   ------------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS A                                        CLASS B
                                        -----------------------------------------------------------------------------
                                                                    Year Ended December 31                                1/12/95*
                                        -----------------------------------------------------------------------------
                                                                                                                               to
                                         1995    1994    1993    1992    1991    1990    1989    1988    1987    1986    12/31/95
   ------------------------------------------------------------------------------------------------------------------------------
   Per Share Data
   --------------
   Net Asset Value,
     Beginning of Year                 $10.50  $11.55  $11.83  $11.92  $11.08  $11.01  $10.75  $10.79  $12.12  $12.14      $10.52
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------      ------
   Income from Investment Operations
     Net investment income                .71     .69     .72     .76     .84     .90     .98     .96     .87    1.05         .63
     Net realized and unrealized gain
       (loss) on investments              .82   (1.06)   (.26)   (.09)    .83     .07     .26    (.04)  (1.02)    .31         .80
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------      ------
       Total from Investment
         Operations                      1.53    (.37)    .46     .67    1.67     .97    1.24     .92    (.15)   1.36        1.43
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------      ------
   Less Distributions from:
     Net investment income                .72     .68     .74     .76     .79     .90     .98     .96     .87    1.04         .64
     Net realized gains                    --      --      --      --     .04      --      --      --     .31     .34          --
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------      ------
       Total Distributions                .72     .68     .74     .76     .83     .90     .98     .96    1.18    1.38         .64
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------      ------
   Net Asset Value, End of Year        $11.31  $10.50  $11.55  $11.83  $11.92  $11.08  $11.01  $10.75  $10.79  $12.12      $11.31
                                       ======  ======  ======  ======  ======  ======  ======  ======  ======  ======      ======
   Total Return(%)+                     14.98   (3.22)   3.99    5.90   15.74    9.20   12.02    8.71   (1.13)  11.86       13.94
   Ratios/Supplemental Data
   ------------------------
   Net Assets, End of Year (in millions) $217    $219    $288    $306    $316    $299    $237    $254    $357    $247          $1
   Ratio to Average Net Assets:(%)++
     Expenses                            1.38    1.40    1.32    1.33    1.34    1.28    1.01     .99    1.24    1.22        2.13(a)
     Net investment income               6.50    6.31    6.14    6.45    7.43    8.24    8.91    8.69    7.79    8.46        5.67(a)
   Ratio to Average Net Assets Before
     Expenses Waived (Note 3):(%)
     Expenses                            1.61    1.60    1.48    1.49    1.50    1.49    1.22    1.16    1.38    1.24        2.37(a)
   Net investment income                 6.27    6.11    5.98    6.29    7.27    8.03    8.70    8.52    7.65    8.44        5.43(a)
   Portfolio Turnover Rate(%)             163     260     584     330     117      94     117     156      74     287         163
*  Date shares first offered
+  Calculated without sales charges
++ Net after fees waived (Note 3)
(a)Annualized

                 See notes to financial statements


Independent Auditor's Report

To the Shareholders and Board of Directors of First Investors Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Government Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Government Fund, Inc. at December 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Tait, Weller & Baker

Philadelphia, Pennsylvania
January 31, 1996


FIRST INVESTORS GOVERNMENT FUND, INC.

Directors
---------

James J. Coy

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth

Officers
--------

Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Shareholder Information
-----------------------

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart, LLP
1800 M Street, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing by or calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.
The following appears on the bottom lefthand side

FIRST INVESTORS GOVERNMENT FUND, INC.
95 WALL STREET
NEW YORK, NY 10005

FIRST INVESTORS LOGO, which is described as follows: the arabic numeral one separated into seven vertical segments followed by the word "First Investors."

A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK
FIGV085

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears to the right of the above language in the printed piece.

Vertically reading from bottom to top in center of the page the words "FIRST INVESTORS" appear in the printed piece.

FIRST
INVESTORS
GOVERNMENT
FUND, INC.

ANNUAL
REPORT

December 31, 1995